Exhibit 99.4



(Multicurrency-Cross Border)

                                   SCHEDULE
                                    to the
                               Master Agreement
                           dated as of June 29, 2006
                                    between
             SWISS RE FINANCIAL PRODUCTS CORPORATION ("Party A"),
                   a corporation organized under the laws of
                             the State of Delaware
                                      and
THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as
 Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series
  2006-ABC1, pursuant to a Swap Contract Administration Agreement (`Party B")

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-ABC1 dated as of June 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement") and in the Swap Contract Administration Agreement dated as of June 29, 2006, among the Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and Countrywide Home Loans, Inc.(the "Swap Contract Administration Agreement").

Part 1: Termination Provisions

In this Agreement:-

(a) "Specified Entity" means in relation to Party A for the purpose of:-

Section 5(a)(v), Not applicable.
Section 5(a)(vi), Not applicable.
Section 5(a)(vii), Not applicable.
Section 5(b)(iv), Not applicable.

and in relation to Party B for the purpose of:-
Section 5(a)(v), Not applicable.
Section 5(a)(vi), Not applicable.
Section 5(a)(vii), Not applicable.
Section 5(b)(iv), Not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) Events of Default.

    (i) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party A and will not apply to Party B.

    (ii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

    (iii) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A and will not apply to Party B.

    (iv) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

    (v) "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

    (vi) Clause (2) of the "Bankruptcy" provisions of Section 5(a)(vii) will not apply to Party B with respect to either party's inability to pay its subordinated debt.

(d) Termination Events.

    (i) The "Tax Event Upon Merger" provisions of Section 5(b)(ii) will not apply to Party A and will not apply to Party B.

    (ii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(g) "Termination Currency" means USD.

(h) Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

    (A) Approved Ratings Threshold. Upon the occurrence of a Collateralization Event (as defined below) Party A has not, within 30 days after such ratings downgrade (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the rating of the Swap Certificates which was in effect immediately prior to such downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Swap Certificates were changed due to a circumstance other than the downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the four solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

    In the event that (A) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),
    (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) or either (i) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "A-1" by S&P or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A+" by S&P (such event, a "Collateralization Event"), then, Party A, at its own cost and subject to the Rating Agency Condition, shall within 30 days either (i) cause another entity to replace Party A as party to this Agreement that satisfies the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor Party A's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld; (iii) post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the [Swap Certificates] (determined without regard to any financial guaranty insurance policy, if applicable). All collateral posted by Party A shall be returned to Party A immediately upon Party A securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement.

    "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

    (B) Ratings Event. Upon the occurrence of a Ratings Event (as defined below) Party A has not, within 10 days after such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the rating of the Swap Certificates which was in effect immediately prior to such withdrawal or downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Swap Certificates were changed due to a circumstance other than the withdrawal or downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

    It shall be a ratings event ("Ratings Event") if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean (A) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

    Following a Ratings Event, Party A shall take the following actions at its own expense and subject to the Rating Agency Condition, (A) immediately post collateral in accordance with a Credit Support Annex (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and (B) not later than 10 days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty from a guarantor that satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies.

    The occurrence of the Additional Termination Event described in Part 1(h)(A) and (B) shall have no effect on Party A's obligation to undertake the steps set forth hereunder in the event Party B does not exercise its right to terminate hereunder. Notwithstanding the foregoing, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to the satisfaction of the Rating Agency Condition.

    (C) Supplemental Pooling and Servicing Agreement without Party A's Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

Part 2: Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

    It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations.

    For the purpose of Section 3(f) of this Agreement, Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware and Party B represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.



Part 3: Agreement to Deliver Documents

     (a) Tax forms, documents or certificates to be delivered are:

------------------------------------- ----------------------------------- -----------------------------------
Party required to deliver document    Form/Document/Certificate           Date by which to be delivered
------------------------------------- ----------------------------------- -----------------------------------
Party A and Party B                   Any document required or            Promptly after the earlier of
                                      reasonably requested to allow       (i) reasonable demand by
                                      the other party to make             either party or (ii) within 30
                                      payments under this Agreement       days of the execution.
                                      without any deduction or
                                      withholding for or on the
                                      account of any Tax or with
                                      such deduction or withholding
                                      at a reduced rate.

------------------------------------- ----------------------------------- -----------------------------------



    (b) Other Documents to be delivered are:

------------------------- ------------------------------------ --------------------- ------------------------
Party required to         Form/Document/Certificate            Date by which to be   Covered by Section
deliver document                                               delivered             3(d) representation
------------------------- ------------------------------------ --------------------- ------------------------
Party A and Party B       Any documents required or            Upon execution.       Yes
                          reasonably requested by the
------------------------- ------------------------------------ --------------------- ------------------------



                                      4

------------------------- ------------------------------------ --------------------- ------------------------
                          receiving party to evidence
                          authority of the delivering
                          party or its Credit Support
                          Provider, if any, to execute and
                          deliver this Agreement, any
                          Confirmation, and any Credit
                          Support Documents to which it is
                          a party, and to evidence the
                          authority of the delivering
                          party to its Credit Support
                          Provider to perform its
                          obligations under this
                          Agreement, such Confirmation
                          and/or Credit Support Document,
                          as the case may be.
------------------------- ------------------------------------ --------------------- ------------------------
Party A and Party B       A certificate of an authorized       Upon execution        Yes
                          officer of the party, as to the
                          incumbency and authority of the
                          respective officers of the party
                          signing this agreement, any
                          relevant Credit Support Document,
                          or any Confirmation, as the case
                          may be.
------------------------- ------------------------------------ --------------------- ------------------------
Party A                   The Guaranty of Swiss Reinsurance    Upon execution        No
                          Company, dated on or about the
                          date of this Agreement in the form
                          annexed hereto as Exhibit A.
------------------------- ------------------------------------ --------------------- ------------------------
Party A and Party B       An opinion of counsel to such        Upon execution        No
                          party reasonably satisfactory in
                          form and substance to the other
                          party.
------------------------- ------------------------------------ --------------------- ------------------------
Party B                   Executed copy of the Swap            Upon execution        Yes
                          Contract Administration
                          Agreement
------------------------- ------------------------------------ --------------------- ------------------------
Party B                   Executed copy of the Pooling and     Upon execution        Yes
                          Servicing Agreement
------------------------- ------------------------------------ --------------------- ------------------------

------------------------- ------------------------------------ --------------------- ------------------------


Part 4: Miscellaneous

(a) Addresses for Notices. For the purposes of Section 12(a) of this
Agreement:

     Party A:

    (1) Address for notices or communications to Party A (other than by facsimile):-

        Address:   55 East 52nd Street     Attention:  (1)   Head of Operations;
                   New York, New York                  (2)  Legal Department
                   10055


    (2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-


         Facsimile No.:    (212) 317-5335

         Attention:         Operations

         with a copy to:

         Facsimile No.:     (212) 317-5474
         Attention:         Legal Department

         Telephone number for oral confirmation of receipt of facsimile in legible form: (212) 317-5161

     Party B:

    Address for notices or communications to Party B:-

    Address: The Bank of New York
    101 Barclay Street
    New York, NY 10286
    Attention: Corporate Trust Administration MBS Administration, CWABS,
               Series 2006-ABC1
    Telephone No.: (212) 815-3236
    Facsimile No.: (212) 815-3986

(b)  Process Agent. For the purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: Not Applicable.

     Party B appoints as its Process Agent:  Not Applicable.

(c)  Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.
     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs with respect to Party A, then the Calculation Agent shall be Party B or Party B shall be entitled to appoint a financial institution which would qualify, as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Credit Support Document means

     With respect to Party A: The Guaranty of Swiss Reinsurance Company, dated on or about the date of this Agreement in the form annexed hereto as Exhibit A.

     With respect to Party B:  The Pooling and Servicing Agreement.

(g)  Credit Support Provider.

     Credit Support Provider means in relation to Party A: Swiss Reinsurance Company.
     Credit Support Provider means in relation to Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(l) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.


Part 5: Other Provisions

(a) Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

     (vi) Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

     (vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

     (viii) Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

          (1) Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

          (2) Non-Reliance. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (3) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

          (4) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(b) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that all representations and warranties in the Swap Contract Administration Agreement are incorporated hereby as if made under this Agreement and all references to the Swap Contract Administration Agreement are references to this Agreement.

(c) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement and the Swap Contract Administration Agreement.

(d) No Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation). Accordingly, the provisions for set-off in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(e) Transfer. Section 7 is hereby amended to read in its entirety as follows:

    Except as stated under Section 6(b)(ii), in this Section 7, and Part 5(e) of the Schedule, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person, including, without limitation, another of Party A's offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days' prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer;
    (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer. Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer. Notwithstanding the foregoing, no such transfer or assignment shall be made unless it satisfies the Rating Agency Condition.

(f) Notices. For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(g) Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: "In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition."

(h) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

(i) No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day or, if longer the applicable preference period, after the payment in full of all of the Swap Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.

(j) Deduction or Withholding for Tax. The provisions of Section 2(d)(i)(4) and 2(d)(ii) will not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

(k) Additional Definitions. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

    "Moody's" means Moody's Investor Services, Inc.

    "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Swap Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Swap Certificates (determined without regard to any financial guaranty insurance policy, if applicable).

    "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

    "Swap Rating Agency" means Moody's and S&P.

     "USD" means United States Dollars.

(l) Limited Liability. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement.

(m) Regulation AB Compliance. Party A and Party B agree that the terms of the
Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit B.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.





                                          THE BANK OF NEW YORK, not in its
                                          individual or corporate capacity but
                                          solely as Swap Contract Administrator
                                          for CWABS, Inc. Asset-Backed
                                          Certificates Series 2006-ABC1,
SWISS RE FINANCIAL PRODUCTS               pursuant to a Swap
CORPORATION                               Contract Administration Agreement

        ("Party A")                                  ("Party B")


By:                                       By:
    ---------------------------              ----------------------------------
Name:                                     Name:
Title:                                    Title:

                                   EXHIBIT A

                   The Guaranty of Swiss Reinsurance Company

                                   EXHIBIT B

                              Item 1115 Agreement



                                      12